TRADE ACCOUNTS RECEIVABLE, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Allowance for Doubtful Accounts Receivable [Roll Forward]
Allowance for doubtful accounts balance, beginning balance	$ 594	$ 337	$ 646
Additions charged to income	165	594	81
Deductions credited to trade receivables	(594)	(337)	(390)
Allowance for doubtful accounts balance, ending balance	$ 165	$ 594	$ 337